UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

Dominion Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange
2016 Series A 5.25% Enhanced Junior Subordinated Notes	DRUA	New York Stock Exchange
2019 Series A Corporate Units	DCUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 5, 2021, the Board of Directors (the “Board”) of Dominion Energy, Inc. (“Dominion Energy” or the “Company”) approved amendments to the Company’s Bylaws, effective May 5, 2021, to make the Company’s Bylaws gender neutral.  The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, as amended, which is filed herewith as Exhibit 3.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Dominion Energy was held on May 5, 2021.  Results of items presented for voting are listed below.

Each of the Company’s twelve director nominees was elected to serve on its Board until the next annual meeting or until their respective successors have been duly elected or appointed and qualified.  The votes for each nominee were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-vote
James A. Bennett	553,296,927	3,967,716	1,604,911	111,634,202
Robert M. Blue	515,176,689	38,919,021	4,773,844	111,634,202
Helen E. Dragas	492,651,469	64,690,270	1,527,815	111,634,202
James O. Ellis, Jr.	544,355,620	12,843,563	1,670,371	111,634,202
D. Maybank Hagood	551,696,376	5,481,237	1,691,941	111,634,202
Ronald W. Jibson	551,398,548	5,870,193	1,600,813	111,634,202
Mark J. Kington	537,009,328	20,223,518	1,636,708	111,634,202
Joseph M. Rigby	552,160,688	5,085,053	1,623,813	111,634,202
Pamela J. Royal, M.D.	537,125,728	20,206,699	1,537,127	111,634,202
Robert H. Spilman, Jr.	530,864,943	26,357,424	1,647,187	111,634,202
Susan N. Story	552,171,739	5,164,773	1,533,042	111,634,202
Michael E. Szymanczyk	536,195,542	20,994,543	1,679,469	111,634,202

Shareholders approved on an advisory basis the compensation paid to the Company’s named executive officers (“say on pay”).  The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
497,310,598	58,029,410	3,529,546	111,634,202

The appointment of Deloitte & Touche LLP as our independent auditor for 2021 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
636,950,486	31,966,604	1,586,666

A shareholder proposal requesting the Company prepare a report on lobbying was not approved.  The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
86,524,207	468,229,581	4,115,766	111,634,202

A shareholder proposal requesting the Company adopt a policy to require an independent Board Chair was not approved.  The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
240,142,600	315,392,067	3,334,887	111,634,202

A shareholder proposal requesting the Company amend its proxy access Bylaw provisions regarding shareholder aggregation was not approved.  The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
142,715,462	411,113,278	5,040,814	111,634,202

Item 9.01	Financial Statements and Exhibits

Exhibits
3.1	Bylaws, amended, effective May 5, 2021*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

By:	/s/ Carter M. Reid
Carter M. Reid
Executive Vice President, Chief of Staff and Corporate Secretary and President – Dominion Energy Services

Date:  May 6, 2021